Exhibit 10.4

LICENSE AGREEMENT

BETWEEN

ZEALAND PHARMA A/S

AND

HELSINN HEALTHCARE SA

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

TABLE OF CONTENTS

Article 1	Definitions	Page 3

Article 2	Grant of Rights	Page 8

Article 3	Commercialization in the Nordic Region	Page 14

Article 4	Technology Transfer and Technical Support	Page 15

Article 5	Development and Commercialization	Page 16

Article 6	Transfer of Compound and Product	Page 18

Article 7	Payments to ZEALAND	Page 19

Article 8	Prosecution, Maintenance and Enforcement of ZEALAND Patents	Page 23

Article 9	Representations and Warranties	Page 26

Article 10	Indemnification	Page 29

Article 11	Confidentiality	Page 30

Article 12	Term and Termination	Page 32

Article 13	Effects of Termination	Page 33

Article 14	Governing Law and Settlement of Disputes	Page 34

Article 15	Additional Terms	Page 35

Exhibit 1	Back Up Compounds	Page 41

Exhibit 2	Existing Agreements	Page 51

Exhibit 3	Tentative Development Plan	Page 55

Exhibit 4	ZEALAND Know-How	Page 56

Exhibit 5	ZEALAND Patents	Page 73

Exhibit 6	Inventory materials to be transferred to HELSINN	Page 75

Exhibit 7	List of documents on Compound and Product	Page 78

Exhibit 8	Expert Procedure	Page 79

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is entered into as of this 26th day of November, 2008 (the “Effective Date”) between ZEALAND PHARMA A/S, a corporation organized and existing under the law of Denmark and having its registered office at Smedeland 36, DK-2600 Glostrup, Denmark (“ZEALAND”), and HELSINN HEALTHCARE SA, a corporation organized and existing under the law of Switzerland and having its registered office at Via Pian Scairolo 9, CH-6912 Pazzallo Lugano, Switzerland (“HELSINN”). ZEALAND and HELSINN may be referred to herein as a “Party” or jointly as “Parties”.

WHEREAS

(i)            ZEALAND is a biopharmaceutical company dedicated to the discovery and development of innovative peptide-based drugs;

(ii)           As a result of its discovery and development work, ZEALAND is the proprietary owner of certain know-how and patent applications concerning peptides and other compounds under pharmaceutical development,

(iii)          HELSINN has experience in developing, manufacturing, registering and commercializing pharmaceutical products worldwide, directly or through Third Parties,

(iv)          Having discovered and developed ZP1846 through its first Phase I clinical trial in the Licensed Field, ZEALAND intends to pursue the discovery and development of other innovative peptide-based drugs, including GLP-2 Analogue, for indications outside the Licensed Field;

(v)           As a result, ZEALAND intends to cease all work on ZP1846 inside or outside the Licensed Field and not pursue any work on other GLP-2 Analogue compounds in the Licensed Field, and seek a development partner to develop ZP1846 in the Licensed Field;

(vi)          ZEALAND and HELSINN entered into a Joint Confidentiality Agreement on October 29th, 2007 and into a non-binding Letter of Intent on May 18th, 2008 to facilitate the discussion and evaluation of a possible transaction between the Parties,

(vii)         ZEALAND desires to grant, and HELSINN desires to acquire from ZEALAND, exclusive worldwide rights and licenses to certain intellectual property, compounds and products, in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the Parties hereto mutually agree as follows:

1.             DEFINITIONS

The following capitalized terms as used in this Agreement have the meanings respectively set forth in this Article:

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1.1.         “Affiliate” means an organization that controls, is controlled by or is under common control with a Party. For the purposes of this definition, the terms “controls,” “controlled by,” and “under common control with” as used with respect to any Party, means the possession (directly or indirectly) of fifty percent or more (>50%) of the voting stock of a subject entity with the power to vote, or the power in fact to control the management decisions of such entity.

1.2.         “Authority Approvals” means any and all approvals, registrations, licenses, permits or authorizations issued by the appropriate competent authorities in each country or region of the Territory, enabling the Products and/or Combination Products, to be lawfully marketed and commercialized in said country or region, including pricing and/or reimbursement approval if and where applicable.

1.3.         “Back-Up Compounds” means the compounds listed in the Back-Up Compounds Schedule.

1.4.         “Back-Up Compounds Schedule” means the schedule attached to this Agreement as Exhibit 1.

1.5.         “Calendar Year” means each twelve-month period commencing on January I.

1.6.         “COGS” means the costs attributable to producing a Product calculated in accordance with International Financial Reporting Standards.

1.7.         “Combination Product” means [***].

1.8.         “Commercially Reasonable Efforts” shall mean such commercially reasonable efforts as are consistent with the efforts that a comparable Third Party in the pharmaceutical industry would employ for other products of a similar strategic importance and commercial value.

1.9.         “Compound” means [***].

1.10.       “Confidential Information” has the meaning set forth in Article 11.1 here below.

1.11.       “Control” means, with respect to a particular item of information or any intellectual property right or other tangible or intangible property, that (i) the applicable Party owns or has a license or sublicense to such item or right from a Third Party and (ii) has the ability to transfer ownership of or to grant access, license or sublicense in or to such right without violating any Law or the terms of any agreement with any Third Party or without requiring payment pursuant to the terms of any agreement with any Third Party.

1.12.       “Designated Back-up Compound” has the meaning set forth at Article 2.5 here below.

1.13.       “Designation Date” has the meaning set forth in Article 2.5.1 here below.

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1.14.       “Designation Period” has the meaning set forth at Article 2.5 here below.

1.15.       “EMEA” means the European Medicines Agency, or any successor institution responsible for Authority Approvals in the EU.

1.16.       “Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement (including, without limitation, a title transfer or retention arrangement) having similar effect.

1.17.       “EU” means the European Union as its membership may be altered from time to time.

1.18.       “Existing Agreements” means the agreements entered into prior to the Effective Date by ZEALAND with Third Parties with respect to all or any part of the subject matter of this Agreement, as listed in Exhibit 2 attached hereto.

1.19.       “Extension Compound” means a [***].

1.20.       “Extension Due Diligence Period” has the meaning set forth at Article 2.7.3 here below.

1.21.       “Extension Exclusivity Period” has the meaning set forth at Article 2.7.1 here below.

1.22.       “Extension Indication” means the [***].

1.23.       “FDA” means the United States Food and Drug Administration, or any successor institution responsible for Authority Approvals in the United States of America.

1.24.       “First Launch” means the first commercial sale of a Product in any country of the Territory after Authority Approval of such Product in such country is granted.

1.25.       “GLP-2 Analogue Compound” means any Glucagon Like Peptide (GLP)-2 analogue peptide.

1.26.       “HELSINN Know-How” means Know-How related to the Compound or Products that is Controlled by HELSINN as of the Effective Date and during the Term (but not including ZEALAND Know-How).

1.27.       “HELSINN Patents” means Patents that (x) claim a priority date after the Effective Date, (y) are Controlled by HELSINN during the Term and (z) contain one or more claims specifically naming the Compound and/or the Products or Combination Products.

1.28.       “Intellectual Property” means all legal and beneficial rights (including future and contingent rights) in each of the following: patents, inventions, utility models, copyrights, trade and service marks, trade names, domain names, rights in logos and get-up, reputation and

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goodwill, inventions, confidential information, designs, data, databases, and all intangible rights and privileges of a similar nature to any of the above, in every case in any part of the world and whether or not registered; and including all granted registrations and all applications for registration and all rights and protections of a similar nature or having similar effect which may subsist anywhere in the world.

1.29.       “Issued Patent Claim” means a claim of any Patent that has not:

(i)            lapsed, expired or been withdrawn, canceled, abandoned or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise;

(ii)           been finally rejected or held invalid by a final decision of a Patent Authority from which no appeal has been or can be taken; or

(iii)          been held invalid or unenforceable in an unappealable decision of a court or competent body having jurisdiction (including a decision which was appealable, but which was not timely appealed).

1.30.       “Know-How” means any and all scientific, technical or proprietary information, ideas, results and data of any type including databases, processes, techniques, formulations, formulae, specifications, models, knowledge, skill, experience, procedures (including manufacturing procedures, test procedures, purification procedures and isolation procedures) and biological, chemical or other materials (including biological, chemical, toxicological, physical, analytical, safety, manufacturing, stability and quality control data) whether or not patentable.

1.31.       “Licensed Field” means [***].

1.32.       “Major Market” means [***].

1.33.       “Net Sales” means the gross amount in local currencies invoiced in the Territory by HELSINN, its Affiliates or sub-licensees for sales of all Products and Combination Products to any non-Affiliated Third Party (excluding sales between HELSINN and its Affiliates or its sublicensees and sales between HELSINN’s Affiliates and their sub-licensees or between Helsinn’s Affiliates themselves) less customary deductions made under applicable accounting rules including the applicable GAAP (Generally Accepted Accounting Principles), or IFRS (International Financial Reporting Standards), as applicable, to the extent actually incurred, allowed, paid, accrued or specifically allocated, including but not limited to trade, quantity and cash discounts; returns and allowances for returned or rejected Product or Combination Product or retroactive price reductions, rebates; charges; sales, value added and other taxes on the sale of Products or Combination Product (other than income taxes); transportation, handling and insurance charges; chargebacks; corrections for overbilling; commissions allowed or paid to Third Party distributors, brokers or agents other than sales personnel, sales representatives and sales agents employed by HELSINN, its Affiliates or sub-licensees; the per unit cost of special delivery devices (including any per unit cost of assembling such special devices) that are used for administration of Products to the extent such cost is included in the gross amount invoiced; provided, however, that the amount deducted in respect of such special delivery device may not

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exceed 10% of the gross invoiced amount per unit of Product that includes such device. Special delivery devices shall not include conventional devices (e.g., tablets, standard syringes, suppositories and/or standard transdermal patches), and any other amounts paid on sale or dispensing of Product or Combination Product. Such deductions shall not include any amount related to bad debts. Net Sales shall also not include any sales of Product made by ZEALAND or its sub-licensees in the Nordic Region.

1.34.       “Non-Patent Countries” means those countries in which making, having made, using, distributing, selling, offering for sale, marketing, exporting or importing of Compound and/or Products (or Combination Product) for or in such countries is not covered by an Issued Patent Claim in a ZEALAND Patent.

1.35.       “Nordic Region” means Denmark, Finland, Iceland, Norway and Sweden and their associated territories, corresponding to the Faroe Islands, Greenland and Aland.

1.36.       “Other Compound” means any compound other than any GLP-2 Analogue Compound.

1.37.       “Other Compound Due Diligence Period” has the meaning set forth at Article 2.6.3 here below.

1.38.       “Other Compound Exclusivity Period” has the meaning set forth at Article 2.6.1 here below.

1.39.       “Patents” means all U.S, non-U.S., multinational or international patents and patent applications (including all provisional, divisional, continuation or continuation-in-part applications, renewals, reissues, reexaminations, extensions (including patent term extensions or supplementary protection certificates) utility models and equivalents of any of the foregoing).

1.40.       “Patent Countries” means those countries in which the making, having made, using, distributing, selling, offering for sale, marketing, exporting and importing of Compound [***] for or in such countries is covered by an Issued Patent Claim covering the Compound (or such metabolites) in a ZEALAND Patent.

1.41.       “Products” means (I) a pharmaceutical product containing the Compound as active pharmaceutical ingredient and (ii) any formulations of (i), excluding however the Combination Products.

1.42.       “Steering Committee” has the meaning set forth at Article 5.5 here below.

1.43.       “Tentative Development Plan” means the non-binding plan for the development of the Compound for Chemotherapy Induced Diarrhea attached hereto as Exhibit 3 as the same may be amended from time to time by HELSINN as provided at Article 5.1 here below.

1.44.       “Term” has the meaning set forth at Article 12.1 here below.

1.45.       “Territory” means all countries worldwide.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1.46.       “Third Party” means any person or entity other than ZEALAND, HELSINN or their respective Affiliates.

1.47.       “Transfer Period” has the meaning set forth at Article 4.1 here below

1.48.       “ZEALAND Designated Compound” has the meaning set forth at Article 2.5.4 here below.

1.49.       “ZEALAND Know-How” means any and all Know-How related to the Compound and/or the Products, which is Controlled by ZEALAND as of the Effective Date of this Agreement and/or throughout the Term. The ZEALAND Know-How Controlled by ZEALAND as of the Effective Date is identified in Exhibit 4 attached to this Agreement.

1.50.       “ZEALAND Patents” means the patents and patent applications owned by ZEALAND as listed in Exhibit 5 attached to this Agreement; (b) all patents arising from said applications; (c) any additions, divisions, continuations, continuations-in-part, amendments, amalgamations, reissues and re-examinations of such applications or patents; (d) any confirmation thereof; and (e) any extensions and renewals of all such patents and patent applications in whatever legal form and by whatever legal title they are granted.

1.51.       “ZP1846” means [***].

1.52.       “ZP1848” means [***].

1.53.       “ZP[***]” means [***].

1.54.       “ZP[***]” means [***].

1.55.       “ZP[***]” means [***].

2.             GRANT OF RIGHTS

2.1.         License Grant.        Subject to Article 3 here below, ZEALAND hereby grants to HELSINN, and HELSINN hereby accepts, a [***] license under the ZEALAND Know-How and the ZEALAND Patents, to, directly or indirectly, research, develop, make, have made, register, use, import, export, manufacture, distribute, sell, offer for sale, market, and otherwise transfer the Compound, the Products and the Combination Products in the Licensed Field. This license includes [***].

2.2.         Freedom to Operate.        In addition to the license granted in Article 2.1, ZEALAND grants to HELSINN and its Affiliates a [***] license under all Patents and Know-How (i) Controlled by ZEALAND, during the Term and (ii) that are necessary to develop, make, have made, register, use, import, export, manufacture, distribute, sell, offer for sale, market, and otherwise transfer the Compound, the Products and Combination Products in the Licensed Field.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2.3.         Trademarks and Domain Names.

2.3.1       HELSINN shall have the right to select all trademarks, trade names and domain names connected with the Compound, the Products and the Combination Products and such trademarks, trade names and domain names will be the exclusive property of HELSINN.

2.3.2       ZEALAND is prohibited from registering or, except as provided at Article 3.1.1 below, using any trademarks, trade names and domain names in connection with the Compound, the Products and the Combination Products.

2.3.3       HELSINN shall submit a proposal for a recommended international non-proprietary name for the Compound to the World Health Organization at any time deemed appropriate by HELSINN, in accordance with the relevant rules of procedure in force at the time of the application.

2.4.         Sublicenses.        HELSINN shall be permitted to grant sublicenses under this Agreement to its Affiliates and/or to any Third Party, which sublicenses may include the right of such sub-licensees to grant further sublicenses. Each sublicense granted by HELSINN or its Affiliate or sub-licensee shall be consistent with the terms and conditions of this Agreement and subordinate thereto. HELSINN shall provide ZEALAND no later than June 30th and December 31st in each Calendar Year throughout the Term with a list of all sublicense agreements entered into with Third Parties with respect to the Compound, the Products and the Combination Products.

2.5.         Back-Up Compounds.        At any time throughout a period of [***] (the “Designation Period”) and in accordance with the provisions of Article 5.2 below, Helsinn shall have the right at its discretion to designate one of the Back-Up Compounds listed in the Back-Up Compounds Schedule as a replacement compound to be developed in place of ZP1846 (the “Designated Back-Up Compound”); provided, however, that:

2.5.1.      HELSINN shall designate such Designated Back-Up Compound by notice in writing to ZEALAND and from the date of such written notice (the “Designation Date”), (i) all references to the Compound contained in this Agreement shall be interpreted as referring to such Designated Back-Up Compound, (ii) this Agreement and the license granted under Article 2.1 of this Agreement shall terminate with regard to ZP1846 or the first Designated Back-Up Compound, as the case may be (while the license granted under Article 2.2 shall remain in full force and will continue to include any ZEALAND Know-How and ZEALAND Patents relevant to ZP1846 or the First Designated Back-Up Compound), (iii) the licenses granted to HELSINN with respect to the Compound in Article 2 above shall take effect with respect to the first or second Designated Back-Up Compound, as the case may be, and (iv) the consequences provided for at Articles 13.1.1 and 13.1.2 shall apply with exclusive regard to ZP1846 or the first Designated Back-Up Compound;

2.5.2.      HELSINN may not designate more than one compound as a Designated Back-Up Compound at any one time during the Designation Period;

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2.5.3.      HELSINN may not designate more than two (2) compounds as Designated Back-Up Compounds during the Designation Period;

2.5.4.      During the Designation Period, ZEALAND shall have the right to designate any compound included in the Back-Up Compounds Schedule as a compound that ZEALAND, directly or through its sub-licensees, intends in good faith to develop (a “ZEALAND Designated Compound”), provided, however, that:

(i)            at the time that ZEALAND designates such compound as a ZEALAND Designated Compound, it is not designated by HELSINN as a Designated Back-Up Compound,

(ii)           at all times during the Designation Period there shall be at least two/third of the compounds in the Back-Up Compound Schedule that have not been designated as ZEALAND Designated Compounds,

(iii)          once a Back-Up Compound has been designated as a ZEALAND Designated Compound, such ZEALAND Designated Compound shall be deemed to be deleted from the Back-Up Compounds Schedule and be removed from the scope of this Agreement and HELSINN may not designate it as a Designated Back-Up Compound.

2.6.         First Refusal Right on Other ZEALAND Compounds in the Licensed Field.  ZEALAND shall promptly notify HELSINN in writing of the results of any evaluation carried out by ZEALAND (except as a contract researcher for a Third Party) or any Third Party on behalf of ZEALAND relating to any Other Compound for use in any indication in the Licensed Field. In this case the following rules will apply:

2.6.1.      HELSINN shall have thirty (30) days from the date it receives said written notification from ZEALAND (the “Other Compound Exclusivity Period”) to notify ZEALAND in writing that it is interested in performing a due diligence evaluation in anticipation of the possible negotiation of a license granting HELSINN the rights to research, develop, manufacture and commercialize such Other Compound for use in the Licensed Field.

2.6.2.      During such Other Compound Exclusivity Period, ZEALAND shall not solicit, encourage others to solicit, or encourage or accept any offers for the grant of any right to a Third Party for the research, development, manufacture or commercialization of such Other Compound in the Licensed Field.

2.6.3.      In the event that HELSINN notifies ZEALAND in writing before the expiration of the Other Compound Exclusivity Period that it is interested in performing a due diligence evaluation with respect to the Other Compound, then for a period of sixty (60) days from the date of such notification (the “Other Compound Due Diligence Period”), ZEALAND shall permit HELSINN and HELSINN’s representatives to have such access to ZEALAND’s facilities, records, Intellectual Property, data, legal and

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patent attorney advice (under such appropriate agreement as shall be necessary to preserve privilege of attorney’s advice), related documents and relevant personnel as is reasonably required to conduct and complete such due diligence evaluation in connection with a potential license for the research, development, manufacture and commercialization of such Other Compound in the Licensed Field.

2.6.4.      In the event that HELSINN notifies ZEALAND in writing before the expiration of the Other Compound Due Diligence Period that it is interested in negotiating a license to grant HELSINN the rights to research, develop, manufacture and commercialize such Other Compound in the Licensed Field, then ZEALAND and HELSINN shall negotiate in good faith the terms and conditions of such potential extension of the license for a period of no less than ninety (90) days.

2.6.5.      If at any time throughout a period of [***], ZEALAND would seek to offer to any Third Party rights to such Other Compound for use in the Licensed Field on terms which, when taken as a whole, are more favorable to such Third Party than those last offered to HELSINN, then ZEALAND shall offer such more favorable terms to HELSINN prior to the offer to the Third Party and HELSINN shall have fourteen (14) days from the date of ZEALAND’s written notice to accept or reject such offer.

2.6.6.      Nothing contained in this Article 2.6 shall affect the right of ZEALAND to solicit, encourage others to solicit, or encourage or accept any offers for the license to a Third Party for the research, development and commercialization of such Other Compound in the Licensed Field following expiration of the Other Compound Exclusivity Period.

2.7.         Field Extensions.        ZEALAND shall promptly notify HELSINN in writing of the results any evaluation carried out by ZEALAND (except as a contract researcher for a Third Party) or any Third Party on behalf of ZEALAND relating to an Extension Compound for use in an Extension Indication. In this case the following rules will apply:

2.7.1.      HELSINN shall have thirty (30) days from the date it receives said written notification from ZEALAND (the “Extension Exclusivity Period”) to notify ZEALAND in writing that it is interested in performing a due diligence evaluation in anticipation of the possible negotiation of an extension of the Licensed Field hereunder, with respect to the Compound only.

2.7.2.      During such Extension Exclusivity Period, ZEALAND shall not solicit, encourage others to solicit, or encourage or accept any offers for the grant of any right to a Third Party for the research, development, manufacture or commercialization of such Extension Compound in such Extension Indication.

2.7.3.      In the event that HELSINN notifies ZEALAND before the expiration of the Extension Exclusivity Period that it is interested in performing a due diligence evaluation with respect to such Extension Indication, then for a period of sixty (60) days from the date of such notification (the “Extension Due Diligence Period”), ZEALAND

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shall permit HELSINN and HELSINN’s representatives to have such access to ZEALAND’s facilities, records, Intellectual Property, data, legal and patent attorney advice (under such appropriate agreement as shall be necessary to preserve privilege of attorney’s advice), related documents and relevant personnel as is reasonably required to conduct and complete such due diligence evaluation in connection with a potential license for the extension of the Licensed Field, with respect to the Compound only, to include the Extension Indication.

2.7.4.      In the event that HELSINN informs ZEALAND before the expiration of the Extension Due Diligence Period that it is interested in extending the Licensed Field to include the Extension Indication, then ZEALAND and HELSINN shall negotiate in good faith the terms and conditions of such potential extension of the Licensed Field hereunder to include the Extension Indication, with respect to the Compound only, for a period of no less than ninety (90) days.

2.7.5.      If at any time throughout a period of [***], ZEALAND would seek to offer to any Third Party rights to such other Extension Compound for use in the Extension Indication on terms which, when taken as a whole, are more favorable to such Third Party than those last offered to HELSINN, then ZEALAND has the obligation to offer such more favorable terms to HELSINN prior to the offer to the Third Party and HELSINN shall have fourteen (14) days from the date of ZEALAND’s written notice to accept or reject such offer.

2.7.6.      Nothing contained in this Article 2.7 shall affect the right of ZEALAND to solicit, encourage others to solicit, or encourage or accept any offers for the license to a Third Party for the research, development and commercialization of such GLP-2 Analogue Compound in such Extension Indication following expiration of the Extension Exclusivity Period.

2.7.7.      HELSINN shall also have the right at any time throughout the Term to investigate and evaluate possible uses of the Compound and Product outside the Licensed Field and to propose to ZEALAND the inclusion of any Extension Indication in this Agreement by means of an appropriate addendum to be negotiated in good faith by the Parties. It is however understood that in case of any Extension Indication proposed by HELSINN, the negotiations between the Parties shall be conducted under exclusive conditions for a period of one hundred and eighty (180) days from the date of such proposal by HELSINN. ZEALAND shall be entitled to solicit, encourage others to solicit, or encourage or accept any offers for the license to a Third Party for the research, development and commercialization of a GLP-2 Analogue Compound in such Extension Indication only following definitive termination of the negotiations with HELSINN (subject always to the provisions of Article 2.7.5 here above).

2.8.         Improvements.        Subject to the terms of this Agreement, HELSINN has the right to develop and carry out, directly or indirectly, and to license to Third Parties, whatever improvement, addition, refinement, modification or development, whether patentable or not, it

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deems fit with respect to the Compound and the Products and the Combination Products in the Licensed Field.

2.8.1.      HELSINN will be the exclusive owner of any and all improvements, additions, refinements, modifications or developments, and of any resulting Patents and other Intellectual Property generated, with regard to the Compound and/or the Products and the Combination Products in the Licensed Field which are conceived, reduced to practice, or otherwise developed (i) by HELSINN and/or any of its Affiliates or sub-licensees or any employee, agent or other person acting on behalf of HELSINN without the involvement of ZEALAND and/or any of its Affiliates or sub-licensees, or any employee, agent or other person acting on behalf of ZEALAND, or (ii) by ZEALAND in the course of development activities where ZEALAND has been engaged by HELSINN to perform certain work as a contract research organization under the direction of HELSINN. To the extent that any Intellectual Property arises from such improvements that is not owned by HELSINN, then ZEALAND by this Agreement assigns such Intellectual Property to HELSINN. ZEALAND will provide all necessary assistance to HELSINN to transfer ownership to HELSINN and to register and extend any registrable Intellectual Property.

2.8.2.      Subject to Article 2.8.1, ZEALAND and HELSINN will be the joint owners of all improvements, additions, refinements, modifications or developments, and of any resulting patents generated, with regard to the Compound and/or the Products and the Combination Products in the Licensed Field which are jointly conceived, reduced to practice, or otherwise developed by HELSINN and/or any of its Affiliates or sub-licensees, or any employee, agent or other person acting on behalf of HELSINN, on the one hand, and by ZEALAND and/or any of its Affiliates or sub-licensees, or any employee, agent or other person acting on behalf of ZEALAND, on the other hand (so as to establish joint inventorship in the case of Patents).

2.8.3.      It is understood and agreed that any said Patents on improvements as mentioned at Articles 2.8.1 or 2.8.2 above shall not be considered as included in the ZEALAND Patents for the purposes of this Agreement. For the purpose of clarity, it is expressly understood that, irrespective of the existence of any Patent covering any said improvements, royalties on Net Sales of Products (or Combination Products) incorporating any said improvement shall be paid at the rate provided for Patent Countries only in the case that and for as long as such Product or Combination Product is covered by a valid and subsisting ZEALAND Patent, and thereafter at the rate provided for Non-Patent Countries until expiration of a period of ten (10) years from First Launch.

2.9.         ZEALAND Activities. The exclusive right and license granted in Article 2.1 means that, except as provided at Article 3 below, ZEALAND has no right to grant to Third Parties any right or license on or in relation to the Compound and/or the Products and Combination Products in the Licensed Field in the Territory, nor the right to exploit said Compound and/or Products and Combination Products in the Licensed Field, in any way whatsoever. In order to adequately protect the value of the licenses granted hereunder in the Licensed Field, and considering that other ZEALAND compounds, which are not included in the

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licenses granted hereunder, could equally be developed for indications outside the Licensed Field, ZEALAND shall not during the Term undertake any investigation. development or commercialization, directly and/or through Third Parties, of (i) the Compound inside or outside the Licensed Field, and/or of (ii) any GLP-2 Analogue Compounds in the Licensed Field, unless the investigation and development of the Compound is undertaken by ZEALAND on behalf of HELSINN as contract research contemplated at Article 5.4 here below.

3.             COMMERCIALIZATION IN THE NORDIC REGION

3.1.         Commercialization Principles. HELSINN shall notify ZEALAND within [***].

3.1.1.      If ZEALAND notifies HELS INN within [***], then HELSINN will grant to ZEALAND an [***] license (with the right to sub-license and further sub-license) under any Product-related Patents, Know-How and trademarks Controlled by HELSINN, including the ZEALAND Know-How, the ZEALAND Patents, and any HELSINN Know-How and HELSINN Patents, to market and sell the Product in the Nordic Region, by means of an appropriate agreement which will include, inter alia, the following provisions:

(i)            The right to market and sell the Product and the license of the trademark will be granted by HELSINN to ZEALAND [***], for sales of the Product by ZEALAND or its sub-licensees in the Nordic Region;

(ii)           HELSINN shall put at ZEALAND’s disposal the dossier filed for Authority Approval at EMEA;

(iii)          Any ZEALAND’s sub-licensees shall have to be previously approved in writing by HELSINN, which shall not unreasonably withhold or delay such approval;

(iv)          ZEALAND shall undertake, directly or through its sub-licensees, to any minimum marketing and promotional commitment of such reasonable number of sales representatives, as well as to any minimum amount of medical and marketing promotional investments, as mutually agreed in good faith by the Parties as adequate to effectively cover the Nordic Region;

(v)           HELSINN shall supply to ZEALAND or its sub-licensees, as indicated by ZEALAND, the Product to be marketed and sold in the Nordic Region by ZEALAND or its sub-licensees [***];

(vi)          ZEALAND shall launch the Product in each country of the Nordic Region, directly or through its sub-licensees within [***] months from the relevant Authority Approval;

(vii)         ZEALAND shall use Commercially Reasonable Efforts to achieve, directly or through its sub-licensees, reasonable minimum performance

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

obligations (including but not limited to minimum sales level in each country of the Nordic Region);

(viii)        ZEALAND shall at all time comply, and shall cause its sub-licensees to comply, with any pharmacovigilance or product safety requirements in force in any country of the Nordic Region or reasonably established by HELSINN to ensure appropriate product and patient safety;

(ix)          In the event of termination of such agreement, ZEALAND will facilitate an effective and swift transfer of all information and materials as necessary for HELSINN or its sub-licensee to comply with its regulatory obligations and to market and sell the Product in the Nordic Region.

3.2.         HELSINN’s Rights.        If ZEALAND does not notify HELSINN of its intention to commercialize the Product pursuant to Article 3.1.1, or the agreement mentioned at Article 3.1.1 terminates, then HELSINN shall be free to exploit the licenses granted hereunder in the Nordic Region directly and/or through Third Parties as for any other countries of the Territory.

3.3.         Combination Products.        The terms and conditions set forth in this Article 3 (with the exception of Article 3.I.1(i)) shall also apply to Combination Products, subject however in this case to previous agreement between the Parties on the economic terms of the relevant license to ZEALAND.

4.             TECHNOLOGY TRANSFER AND TECHNICAL SUPPORT

4.1.         Transfer of ZEALAND Know-How.        As soon as practicable after the Effective Date, but no later than six (6) months after the Effective Date (the “Transfer Period”), ZEALAND shall provide to HELSINN all ZEALAND Know-How existing at the Effective Date hereof as listed in Exhibit 4. In addition, ZEALAND shall, no later than June 30th and December 31’ in each Calendar Year throughout the Term, disclose and transfer to HELSINN any and all further ZEALAND Know-How becoming Controlled by ZEALAND throughout the Term.

4.2.         Transfer Support During the Transfer Period, ZEALAND shall provide reasonable assistance to HELSINN in interpreting and understanding the ZEALAND Know-How to facilitate the effective transfer of ZEALAND Know-How

4.3.         Transition Coordinator.        ZEALAND and HELSINN shall each appoint a transition coordinator who shall serve as a liaison among the Parties and will be responsible for coordinating the initial transfer of the ZEALAND Know-How pursuant to Article 4.1.

4.4.         Ongoing Support.        ZEALAND shall provide reasonable assistance to HELSINN in interpreting and understanding, the ZEALAND Know-How throughout the Term including facilitating direct contacts between HELSINN and any Third Party manufacturers of, and/or other providers of services related to, the Compound existing at the Effective Date; provided that HELSINN shall reimburse ZEALAND at an FTE rate of [***] for any support that ZEALAND provides to HELSINN after the Transfer Period. Any amount to be paid by

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

HELSINN to ZEALAND in connection hereto during the 2009 Calendar Year shall be deducted from [***] that HELSINN is obliged to put onto ZEALAND pursuant to Article 5.4 below.

4.5.         Access to Raw Data.        If reasonably required by HELSINN, ZEALAND shall, upon reasonable notice from HELSINN, provide HELSINN with an opportunity to review any original documentation and raw data relevant to the Compound and/or the Product.

5.             DEVELOPMENT AND COMMERCIALIZATION

5.1.         Development Plan.        HELSINN shall use Commercially Reasonable Efforts to develop and seek Authority Approval for a Product or Combination Product in the indication of Chemotherapy Induced Diarrhea in accordance with the timelines indicated in the Tentative Development Plan attached as Exhibit 3 hereto, and to commercialize such Product or Combination Product for the indication of Chemotherapy Induced Diarrhea in all of the Major Markets. ZEALAND acknowledges that the Tentative Development Plan at the Effective Date is based on HELSINN’s good faith evaluation and knowledge of ZP1846 and its potential for development for the indication of Chemotherapy Induced Diarrhea. Said Tentative Development Plan may be reasonably amended by HELSINN at any time taking into consideration the actual progress of the development hereof, being understood that HELSINN shall send to ZEALAND at the end of each Calendar Year an updated version of the Tentative Development Plan, which shall each time be considered as the new Exhibit 3 attached hereto in substitution for the previous version.

5.2.         Development of a Back-Up Compound.        Before HELSINN may designate a Back-Up Compound as a Designated Back-Up Compound pursuant to Article 2.5 above, HELSINN shall provide to ZEALAND a tentative development plan for such Back-Up Compound that is based on HELSINN’s good faith evaluation of such Back-Up Compound and its potential for development for the indication of Chemotherapy Induced Diarrhea and shall reasonably consider, but will not be obliged to follow, ZEALAND’s comments in this respect, to substitute such development plan as Exhibit 3 to this Agreement with effect from the Designation Date of such Designated Back-Up Compound.

5.3.         Development Reports.        HELSINN shall provide ZEALAND twice a year with written reports on research and development progress for the Compound, the Products and Combination Products, including substantial events related to this Agreement, such as the initiation and results of clinical phases and the filing of significant regulatory documents. Such development reports shall be provided to ZEALAND in advance of the meetings of the Steering Committee mentioned at Article 5.5 below.

5.4.         ZEALAND Engagement in Development Activities.        HELSINN shall engage ZEALAND as a contract research organization to perform development and consultation services in relation to the Compound as they shall be identified and defined by HELSINN and put work onto ZEALAND for a minimum amount of [***]. ZEALAND will commit to perform said services for HELSINN in accordance with HELSINN’s reasonable directions and instructions. ZEALAND shall issue invoices at the end of each calendar quarter on the basis of the work actually done and HELSINN shall pay ZEALAND within thirty (30) days of receiving

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

such invoice. HELSINN will be the exclusive owner of any and all Know-How and Patents generated in the course of such activities and services and ZEALAND by this Agreement assigns all relevant Intellectual Property to HELSINN. ZEALAND shall provide all necessary assistance to HELSINN to transfer ownership of such Intellectual Property to HELSINN and to register and extend any registrable Intellectual Property.

5.5.         Steering Committee. Within sixty (60) days from the Effective Date hereof, the Parties shall establish a steering committee composed of three (3) senior representatives from each Party (the “Steering Committee”). Each Party shall communicate to the other Party the names and functions of its representatives in the Steering Committee. Each representative may be replaced by the appointing Party at any time by written notice to the other Party. The Steering Committee shall meet at least two (2) times per year (one time in Switzerland, one time in Denmark) until filing of the first application for an Authority Approval in any of the Major Markets. Additional meetings may be organized as may be deemed opportune by both Parties. Each Party shall bear its own expenses in participating in the Steering Committee.

5.5.1.      The Steering Committee shall:

(i)            discuss and advise generally on the interpretation of the ZEALAND Know-How;

(ii)           discuss and advise generally on the global development plan for the Product;

(iii)          discuss and advise generally on the results of preclinical and clinical studies;

(iv)          discuss and advise generally on any other issue as may be deemed appropriate or advisable by both Parties; and

(v)           discuss and advise generally in relation to the Compound, the Products and the Combination Products.

5.5.2.      The role of the Steering Committee shall be advisory in nature, with the main purpose of serving as a forum for the sharing of information and facilitating communications and discussions between the Parties. HELSINN shall have no obligation to follow any recommendations of the Steering Committee and shall at all times be free to ultimately decide on all steps to be taken in connection with, and have sole responsibility for, the development and/or, subject to Article 3 above, the commercialization of the Product or Combination Product, including but not limited to any decision regarding suspension or withdrawal of the Product or Combination Product from any market in the Territory.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

6.             TRANSFER OF COMPOUND AND PRODUCT

6.1.         Transfer of existing materials.        ZEALAND hereby transfers to HELSINN [***] the property and all of its rights, titles and interests with full title guarantee in all Compound and Product [***] in its possession or control. Upon execution hereof, all such materials become the exclusive property of HELSINN, which shall be free to use them as it will deem appropriate, subject to this Agreement, all applicable laws and regulations.

Notwithstanding the above, ZEALAND shall not be obliged to provide to HELSINN any intermediates and/or starting material which is also used by ZEALAND in connection with different development programs or compounds, as well as any material which ZEALAND is required to keep due to legal and/or regulatory obligations.

The materials to be transferred by ZEALAND to HELSINN are set forth in Exhibit 6 attached to this Agreement, which specifies quantities, use, and places where said materials are stored at the Effective Date and, if different, the relevant place of destination.

As soon as reasonably possible following HELSINN request, ZEALAND shall cause the materials set forth in Exhibit 6 to be shipped to HELSINN or to a location directed by HELSINN, acting reasonably; provided, however, that HELSINN shall be responsible for all shipment and insurance costs with respect to such shipment of materials.

ZEALAND will continue to manage the storage of said materials and relevant stabilities on behalf of HELSINN, which will reimburse ZEALAND for the documented costs thereof, until execution by HELSINN of appropriate agreements with the sites where such materials are stored. Risk of loss with respect to the materials to be transferred to HELSINN shall pass to HELSINN upon the earlier of the receipt by a Third Party for shipment of said materials to the location designated by HELSINN, or three months from the Effective Date.

6.1.1.      All GMP materials, including the Compound and Product described in Exhibit 6 hereto, intended for clinical use, are covered by appropriate certificates of analysis, certificates of GMP compliance as listed in Exhibit 7 attached hereto and by a retest date declaration according to the last stability data generated. With regard to Product for clinical use, the retest declaration is signed by a ZEALAND responsible person based on documentation which has been provided by ZEALAND to HELSINN in advance of the Effective Date hereof.

6.2.         Manufacture of Compound and Product.        Except as described at Article 6.1, ZEALAND shall have no obligation to supply HELSINN with Compound or Product and HELSINN shall be solely responsible to procure and manufacture, directly or through Affiliates or third parties, the necessary quantities of Compound and Product and Combination Product for development, commercial or any other purposes.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7.             PAYMENTS TO ZEALAND

7.1.         Licensing Fees.        As consideration for the licenses granted pursuant to this Agreement, HELSINN shall pay to ZEALAND a maximum licensing fee of [***] in the following four installments:

7.1.1.      [***] shall be paid no later than [***] days following the Effective Date hereof, being however understood that the amount of [***], which has already been paid by HELSINN in accordance with Article 3 of the Letter of Intent mentioned at preamble (vi) here above, shall be deducted from this first installment so that the effective amount to be paid by HELSINN to ZEALAND under this Article 7.1.1 is [***];

7.1.2.      [***] shall be paid no later than [***] days following the [***] anniversary of the Effective Date hereof, on condition that this Agreement is still in force at that time;

7.1.3.      [***] shall be paid no later than [***] days following the [***] anniversary of the Effective Date, on condition that this Agreement is still in force at that time;

7.1.4.      [***] shall be paid no later than [***] days following the [***] anniversary of the Effective Date, on condition that this Agreement is still in force at that time.

7.2.         Milestone Payments.        HELSINN shall make milestone payments to ZEALAND up to a maximum [***] upon the occurrence of certain events, set forth as follows:

7.2.1.      [***] upon issuance of the ZEALAND Patent corresponding to the application [***];

7.2.2.      [***] upon the earlier of [***];

7.2.3.      [***] upon the earlier of (i) [***] months from the Effective Date or (ii) confirmation by HELSINN of [***];

7.2.4.      [***] upon the earlier of [***];

7.2.5.      [***] upon [***];

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7.2.6.                  [***] upon the earlier of [***];

7.2.7.                  [***] upon the [***];

7.2.8.                  [***] upon the [***];

7.2.9.                  [***] upon the [***];

7.2.10.           [***] upon the [***].

All milestone payments set forth in this Article 7.2 shall be paid by HELSINN no later than [***] days following the relevant date or the occurrence of the relevant event. No part of a milestone payment shall be refundable.

Each of the milestone payments set forth in this Article 7.2 shall be paid only once, i.e. with respect to a Product or a Combination Product as the case may be.

In the event that, [***], the dates indicated at Articles 7.2.2(i), 7.2.4(i) and 7.2.6 (i) shall be postponed by the period of time needed to [***] the Compound, but in any case by no more than [***] months.

7.3.                            Commercial Success Milestone Payments.     HELSINN shall also make commercial success milestone payments to ZEALAND up to a maximum [***].  These payments are calculated on a Calendar Year basis as follows:

7.3.1.                  [***] upon accumulated worldwide annual Net Sales for the first time being equal to or greater than [***] in any Calendar Year throughout the Term;

7.3.2.                  [***] upon accumulated worldwide annual Net Sales for the first time being equal to or greater than [***] in any Calendar Year throughout the Term;

7.3.3.                  [***] upon accumulated worldwide annual Net Sales for the first time being equal to or greater than [***] in any Calendar Year throughout the Term;

7.3.4.                  [***] upon accumulated worldwide annual Net Sales for the first time being equal to or greater than [***] in any Calendar Year throughout the Term.

All milestone payments provided in this Article 7.3 shall be paid by HELSINN no later than sixty (60) days of the end of the Calendar Year to which they refer. The Parties acknowledge that more than one Net Sales threshold may be achieved in a Calendar Year and if

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

more than one Net Sales threshold shall be achieved, then multiple commercial success milestone payments shall be due. No part of a commercial success milestone payment shall be refundable.

The amount of accumulated worldwide annual Net Sales for the purpose of this Article 7.3 shall be calculated as follows: annual Net Sales in the currency of each country of the Territory shall be converted to Euro at the end of each Calendar Year on the basis of the average of the exchange rates between the local currency and Euro published on the Financial Times of June 30th and December 31m of each year, and then aggregated on a worldwide basis to obtain the accumulates worldwide annual Net Sales in Euros.

7.4.                            Royalties.

7.4.1.                  Patent Countries.  HELSINN shall pay to ZEALAND a royalty of [***] on Net Sales of the Products in all Patent Countries. Said royalty shall be paid on a country-by-country basis for only so long as the country remains a Patent Country.

7.4.2.                  Non-Patent Countries.  HELSINN shall pay to ZEALAND a royalty of [***] on Net Sales of the Products in all Non-Patent Countries, on a country-by-country basis for a period of [***]; provided, however, that if such country was a Patent Country at the time of First Launch in such country but at any time thereafter becomes a Non-Patent Country, then HELSINN shall pay to ZEALAND such [***] royalty with respect to Net Sales in such country for a period of time that, when combined with the period of time for which such country had been a Patent Country, [***].

7.4.3.                  Combination Products.  HELSINN shall pay to ZEALAND royalties on Net Sales of Combination Products at rates corresponding to a percentage of the royalty rates indicated at Article 7.4.1 and 7.4.2, to be negotiated and determined in good faith between the Parties based on a reasonable value to be attributed to the other active pharmaceutical ingredient, provided however that, if the Parties are unable to agree on such a determination within sixty (60) days of written submission of the matter by one Party to the other, then said percentage shall be finally determined by a Third Party independent expert to be appointed in accordance with the provisions of Exhibit 8.

7.4.4.                  Sales to Third Parties.  No royalties shall accrue on the sales of HELSINN to HELSINN’s Affiliates or sub-licensees of HELSINN or on any transactions between such entities. Royalties shall accrue only on Net Sales of the Product by HELSINN, its Affiliates, or sub-licensees of HELSINN to non-Affiliated or non-sublicensed Third Parties.

7.4.5.                  Payment and Reports.  HELSINN shall pay to ZEALAND the royalties due hereunder on a six-month basis, within sixty (60) days after the end of each calendar semester. The royalties shall be paid to ZEALAND in Euro, and HELSINN shall submit to ZEALAND, together with each royalty payment, a written royalty statement containing relevant information relating to sales of the Product in the Territory, including number of units, applicable exchange rates and the calculation of royalties

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

payable hereunder by Product and by country. All royalties and other amounts, which are overdue under this Agreement, shall bear interest from and including the date due to but excluding the date of payment at a rate equal to the “Euribor three months” applicable on the date the payment was due.

7.4.6.                  Conversion to Euros.  For the purposes of this Article 7.4, monthly Net Sales in the currency of the country of sale will be converted to Euros based on the average of the daily rate of exchange of the fifteenth and of the last day of the corresponding month as published in the Financial Times, or a comparable publication if it ceases to publish, and then aggregated in Euro for the six-month period.

7.5.                            Records and Audit.

7.5.1.                  During the Term and for a period of at least three (3) years thereafter, HELSINN shall keep, and shall cause its Affiliates to keep, complete, true and accurate records pertaining to the Net Sales for the purpose of showing the derivation of all milestone fees and royalties payable hereunder.

7.5.2.                  ZEALAND shall have the right to cause a certified public accountant firm reasonably acceptable to HELSINN to audit accounts and records of HELSINN and/or its Affiliates which are directly relevant to the calculation of the amount of any payment due by HELSINN to ZEALAND under this Agreement during the Term and for a period of three (3) years thereafter. Any information obtained during such audit shall be treated as confidential information and any such accountant firm shall enter into appropriate confidentiality agreement with HELSINN in advance of any examination. A full copy of the audit report shall be promptly delivered by ZEALAND to HELSINN. Such audits may be exercised during normal business hours no more than once a year upon at least thirty (30) days’ prior written notice to HELSINN. ZEALAND shall bear the full cost of any such audit unless such audit reveals an underpayment of more than [***] due by HELSINN to ZEALAND for such audited period. In such case, HELSINN shall bear the full cost of such audit.

7.5.3.                  HELSINN shall pay to ZEALAND any underpaid royalties within thirty days (30) of the date ZEALAND delivers to HELSINN such accountant’s written report so concluding. If such examination reveals that there has been an overpayment with respect to such amounts, the excess shall be credited to HELSINN against future payments to ZEALAND or shall be paid by ZEALAND to HELSINN within thirty (30) days of the date that ZEALAND delivers such report to HELSINN in case no further payments to ZEALAND are due. In the case, however, that the Parties are not in agreement about the results of the audit report, the issue shall be resolved by a Third Party independent expert appointed in accordance with the provisions of Exhibit 8.

7.5.4.                  The terms of this Article 7.5 shall survive any termination or expiration of this Agreement for a period of three (3) years.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7.6.                            Payment Instructions.  All payments to be made by HELSINN to ZEALAND under this Agreement shall be made by wire transfer from HELSINN to such ZEALAND account as shall be indicated in due time by ZEALAND.

8.                                      PROSECUTION, MAINTENANCE AND ENFORCEMENT OF ZEALAND PATENTS

8.1.                            ZEALAND Responsibility.  Except in the case described at Article 8.3 below, at its sole costs and expenses ZEALAND shall diligently prepare, file, prosecute and maintain all of the ZEALAND Patents, including conducting any interferences, reexaminations, reissues, opposition proceedings, or request for patent term extension relating thereto. ZEALAND shall provide HELSINN with a revised Exhibit 5 updating the status of the ZEALAND Patents on an annual basis or more frequently if reasonably requested by HELSINN.

8.2.                            Cooperation by HELSINN.  At ZEALAND’s request, HELSINN shall reasonably cooperate with ZEALAND in the preparation, filing, maintenance, prosecution and extension of the ZEALAND Patents. ZEALAND shall give HELSINN the opportunity to discuss and comment on the matter, it being understood that ZEALAND shall have the right to ultimately decide on all steps to be taken in connection with, and have sole responsibility for, the steps to be taken to maintain, prosecute or extend the ZEALAND Patents.

8.3.                            Discontinuation of Prosecution or Maintenance of the ZEALAND Patents. If ZEALAND decides to no longer prosecute or maintain one or more ZEALAND Patents, then ZEALAND shall promptly advise HELSINN in writing thereof and HELSINN shall have the right, but not the obligation, to prosecute and maintain or defend such ZEALAND Patents at HELSINN’s expense, provided however that all reasonable costs and expenses borne by HELSINN in connection with prosecution and/or maintenance of any ZEALAND Patents shall be offset [***] under this Agreement.

8.4.                            Challenge By HELSINN.    HELSINN may not challenge the validity or enforceability of any ZEALAND Patent without first giving ZEALAND fifteen (15) days advance written notice prior to initiating any such challenge. Such notice shall include a summary of all information known to HELSINN that is relevant to such a challenge.

8.5.                            Third Party Infringement.  Each Party shall immediately notify the other Party in writing upon its becoming aware of any actions that may amount to threatened or alleged infringement by a Third Party in the Licensed Field of a claim in a ZEALAND Patent covering the Compound or the use of the Compound in the Licensed Field and, immediately following such notification, the Parties shall confer.

8.5.1.                  ZEALAND Action.  If ZEALAND elects to take action against the Third Party infringer, then HELSINN shall render all reasonable assistance required to institute and carry on the proceedings, including if required, being joined as a necessary party, and shall in any case have the right to be represented by its own counsel at its cost and expense.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

If awards of damages, accounts of profits and/or costs are made in ZEALAND’s and/or HELSINN’s favour, then each of ZEALAND and HELSINN shall each be entitled to recover from such amounts their reasonable costs and disbursements incurred in connection with the proceedings. If damages and/or an account of profits are ordered in such proceedings and relate to damage suffered by HELSINN as a result of such Third Party infringement, then HELSINN shall be entitled to those damages and/or account of profits. Similarly, if damages and/or an account of profits are ordered in such proceedings and relate to damage suffered by ZEALAND as a result of such Third Party infringement, then ZEALAND shall be entitled to those damages and/or account of profits. Any other damages or account of profits awarded generally will be divided equally between the Parties.

No settlement of any such action or defense that restricts the scope or affects the enforceability of a claim in a ZEALAND Patent covering the Compound or the use of the Compound in the Licensed Field may be entered into by ZEALAND without the prior consent of HELSINN, which consent shall not be unreasonably withheld.

8.5.2.                  HELSINN Action.  If ZEALAND elects not to take action against the Third Party infringer within thirty (30) days after ZEALAND has become aware of said infringement, then HELSINN shall be entitled to bring action for infringement in its own name and at its own expense. ZEALAND shall render all reasonable assistance required to institute and carry on the proceedings, including but not limited to executing any necessary document as may be required by law in order for HELSINN to bring such action and including, if required, being joined as a necessary party, and shall in any case have the right to be represented by its own counsel at its cost and expense.

If awards of damages, accounts of profits and/or costs are made in ZEALAND’s and/or HELSINN’s favour, then each of ZEALAND and HELSINN shall each be entitled to recover from such amounts their reasonable costs and disbursements incurred in connection with the proceedings. If damages and/or an account of profits are ordered in such proceedings and relate to damage suffered by HELSINN as a result of such Third Party infringement, then HELSINN shall be entitled to those damages and/or account of profits. Similarly, if damages and/or an account of profits are ordered in such proceedings and relate to damage suffered by ZEALAND as a result of such Third Party infringement, then ZEALAND shall be entitled to those damages and/or account of profits. Any other damages or account of profits awarded generally will be divided equally between the Parties. In addition to the above, HELSINN shall have the right to offset all costs and expenses incurred in connection with the proceedings against future payments to be made by HELSINN to ZEALAND under this Agreement. No settlement of any such action or defense that restricts the scope or affects the enforceability of a ZEALAND Patent may be entered into by HELS INN without the prior consent of ZEALAND.

8.6.                            Infringement by Compound or Product.                In the event of any notice or claim that the use, manufacture or sale of the Compound and/or a Product or Combination Product in any country of the Territory infringes any Issued Patent Claim in a Third Party’s Patent or other Intellectual Property of a Third Party, or in the event of commencement of any suit or action for infringement of any right claimed by a Third Party, then the Parties agree as follows:

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

8.6.1.                  Each Party shall promptly inform the other in writing;

8.6.2.                  HELSINN shall have the sole obligation to defend any such suit or action and Parties shall cooperate in the defense of such suit or action, each bearing its own expenses;

8.6.3.                  Neither ZEALAND nor HELSINN shall take a position, including defense, settlement or compromise of any such suit or action without the consent of the other Party, which consent shall not be unreasonably withheld, if the position, including defenses or settlement or compromise obliges the other Party to make any payment or in any way restricts the scope or affects the enforceability of ZEALAND Patents;

8.6.4.                  The right to initiate, prosecute and settle any counter claim action relating to the ZEALAND Patents shall be governed by Article 8.5 above;

8.6.5.                  If necessary in order to avoid infringement of said Third Party Patent having a claim covering the Compound or the use of the Compound in the Licensed Field which would result from sales of a Product or Combination Product, HELSINN and ZEALAND shall use Commercially Reasonable Efforts to obtain a license for HELSINN under the Third Party’s Patents. If HELSINN obtains such a license, royalties to be paid by HELSINN to ZEALAND hereunder shall continue to be payable in accordance with the terms and conditions of this Agreement and any royalties on sales of the Product or Combination Product payable to the Third Party under said license shall be paid by HELS INN. HELSINN shall have the right to offset any and all payments made to any Third Parties under this Article 8.6.5 against the royalties payable by HELSINN to ZEALAND for Net Sales in the Territory under this Agreement, provided however that in no event such offset shall reduce the royalties payable to ZEALAND hereunder to [***].

HELSINN shall in any event have the right to offset [***] in connection with any suit or action by a Third Party that claims that the use, manufacture or sale of the Compound and/or Product or Combination Product infringes any Issued Patent Claim in a Third Party’s Patent covering the Compound or the use of the Compound in the Licensed Field against future payments to be made by HELSINN to ZEALAND under this Agreement.

In the event that, as a consequence of the Third Party’s action hereunder, First Launch has to be delayed in any country or countries of the Territory, then no royalty shall be payable to ZEALAND on Net Sales achieved, in any said country or countries, during a period starting from First Launch and equal to the period elapsed from the day First Launch was expected and the day said First Launch occurred.

8.7.                            Patent Term Extension.           HELSINN and ZEALAND shall cooperate throughout the Territory in filing for and obtaining patent term extensions and supplementary or complementary protection certificates, if available, in respect of the ZEALAND Patents. Such cooperation shall include, without limitation: (i) advising each other in a timely manner of any action by any regulatory or other competent authority that is pertinent to any such extension; (ii) reasonably supplying each other with all information in its control pertaining to the extension of

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

any such ZEALAND Patent; and (iii) co-operating with each other to prepare and execute all supporting documents required in connection with the extension of any such ZEALAND Patent, (iv) keeping the other Party timely informed and updated on the relevant procedures.

8.8.                            HELSINN Patents.  ZEALAND shall cooperate with HELSINN throughout the Territory in HELSINN’s filing for and obtaining Patents, Patent term extensions and supplementary or complementary protection certificates, if available, of inventions forming part of Intellectual Property owned by HELSINN that relates to the subject matter of this Agreement.  Such cooperation shall include, without limitation: (i) advising each other in a timely manner of any action by any regulatory or other competent authority that is pertinent to any such Patent or other application; (ii) reasonably supplying each other with all information in its control pertaining to such Patent or other application; and (iii) co-operating with each other to prepare and execute all supporting documents required in connection with such Patent or other application, (iv) keeping the other Party timely informed and updated on the relevant procedures.

9.                                      REPRESENTATIONS AND WARRANTIES

9.1.                            Mutual Representations and Warranties.           Each Party hereby represents and warrants to the other Party as follows:

9.1.1.                  It is a corporation duly organized and validly existing under the law of the jurisdiction in which it is incorporated;

9.1.2.                  It has the corporate and legal right, title, power and authority to enter into this Agreement and to carry out the provisions hereof;

9.1.3.                  It has all necessary corporate and any other approvals for execution, delivery and performance of this Agreement;

9.1.4.                  Upon execution and delivery, this Agreement shall constitute a valid and binding obligation of it, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), to the extent that these laws cannot be and are not contracted out by the terms of this Agreement;

9.1.5.                  The execution, delivery and performance of this Agreement will not conflict in any way with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound, nor violate any law or regulation or decision of any court, governmental body or administrative or other agency having authority over it;

9.1.6.                  The persons executing this Agreement on its behalf are duly authorized to do so and by so doing have bound such Party to the terms and conditions of this Agreement; and

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

9.1.7.                  There is no action, suit, investigation or proceeding pending against, or to its knowledge, threatened against or affecting it before any court, arbitrator or any governmental authority, including but not limited to regulatory authorities, that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the contemplated transactions, and, to its knowledge, there is no reasonably valid basis for any such action, suit investigation or proceeding to be brought.

9.2.                            Further Representations and Warranties of ZEALAND. ZEALAND hereby represents and warrants to HELSINN as follows:

9.2.1.                  ZEALAND has the full right and power to grant the licenses set forth in Article 2 in the manner, for the duration of and to the extent set forth in this Agreement, free and clear of any adverse assignment, grant, restriction on use or other Encumbrances inconsistent with such grant.

9.2.2.                  The ZEALAND Patents and ZEALAND Know-How are not subject to liens, mortgages, security interests or otherwise and ZEALAND will not in the future specifically encumber any ZEALAND Patents or ZEALAND Know-How in any manner that would adversely affect the licenses granted hereunder.

9.2.3.                  All GMP-grade materials listed in Exhibit 6 hereto have been manufactured in full compliance with all applicable laws and regulations, including but not limited to current GMP as set out in Eudralex Volume 4 and with relevant EU and national laws and guidances and will be delivered to HELSINN accompanied by certificates of analysis compliant with all relevant applicable laws and regulations.

9.2.4.                  (i) There are no contracts, agreements or understandings to which ZEALAND is a Party, other than the Existing Agreements, which would have a materially adverse effect on, or which materially relate to, the subject matter of this Agreement and/or the licenses granted by ZEALAND to HELSINN hereunder; (ii) All Existing Agreements have been terminated or expired in advance of the Effective Date hereof and are no longer valid or in effect, with the exception of those identified in sections B1 and B2 of Exhibit 2 attached hereto, which will remain in full force and effect until, if applicable, the execution of appropriate replacing agreements by HELSINN with (a) the Third Parties who will test said materials or (b) the sites where said materials will be stored, as the case may be; (iii) ZEALAND has complied with any and all of its obligations, representations and warranties under the Existing Agreements and it has not received, and does not expect to receive, any notice of claim or breach of any said Existing Agreement.

9.2.5.

(i)                                     ZEALAND is the sole and exclusive legal and beneficial owner of the entire right, title and interest in and to the ZEALAND Know-How and the ZEALAND Patents and any connected Intellectual Property;

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

(ii)                                  as of the Effective Date, all ZEALAND Patents have been duly maintained;

(iii)                               as of the Effective Date, none of the Patents set forth in Exhibit 5 hereto (i) is subject to a pending interference action, opposition action, litigation or other similar action by a Third Party challenging such Patents or Patent applications, other than actions by competent Patent authorities in connection with the prosecution of Patent applications, or (ii) has been abandoned, or has been asserted to be invalid or unenforceable in a communication to ZEALAND or is subject to any inventorship proceeding or dispute;

(iv)                              to the best of ZEALAND’s knowledge formed after diligent inquiry, the Compound has not been publicly disclosed or described in a publication or disclosure that constitutes prior art under the patent laws of any Major Market before May 4th, 2005;

(v)                                 the inventors named on the ZEALAND Patents are the correct inventors of the subject matter disclosed and claimed therein under the patent laws of any Major Market;

(vi)                              as of the Effective Date, to the best of its knowledge formed after diligent inquiry, the ZEALAND Patents and ZEALAND Know-How are not, and have not been, the subject of any unauthorized use, infringement or misappropriation by a Third Party;

(vii)                           as of the Effective Date, ZEALAND has not received any written notice or other written communication alleging that the Compound infringes or misappropriates the Know-How, Patents and/or Intellectual Property of a Third Party;

(viii)                        the manufacture, use and/or sale of Compound and/or Product in the Licensed Field in the Territory does not and will not infringe any Third Party Patent granted as of the Effective Date in any country within the Territory and that is scheduled to expire after April 15, 2015 (or February 26, 2016 with respect to US Patent No. 7,049,284);

(ix)                              to the best of its knowledge formed after diligent inquiry, each of the Patents in the ZEALAND Patents is without any defect and/or lack of patentability requirements that would preclude its enforcement if eventually granted, and there is no prior art that would render invalid a Patent claim that issues from any of the national stage applications of ZEALAND Patents.

9.2.6.                  All ZEALAND Know-How existing at the Effective Date has been made available to HELSINN or will be made available to HELSINN within the Transfer Period and such ZEALAND Know-How is accurate and complete.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

9.2.7.                  All confidential information relating to the ZEALAND Know-How, the ZEALAND Patents and ZEALAND Intellectual Property has not been disclosed to any Third Party other than under the confidentiality agreements included in Exhibit 2 attached to this Agreement.

9.2.8.                  To the best of ZEALAND knowledge formed after diligent enquiry, all raw data supporting the ZEALAND Know-How are available and in good order in the relevant laboratories and manufacturing plants.

9.2.9.                  (i) None of the materials and documents provided to HELSINN in the course of the due diligence preceding execution of this Agreement contained any untrue statement of material fact; (ii) as of the Effective Date, ZEALAND has informed HELSINN of any pre-clinical or clinical data or information concerning the Compound which reasonably suggests that there may exist quality, toxicity, safety and/or efficacy concerns which may materially impair the safety of the Compound.

9.3.                            Disclaimer.  THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 9 ARE THE SOLE REPRESENTATIONS AND WARRANTIES MADE BY EITHER PARTY TO THE OTHER AND THERE ARE NO OTHER WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE COMPOUND OR PRODUCT, OR THAT A PRODUCT CAN BE DEVELOPED FROM THE ZEALAND KNOW-HOW. NO ORAL OR WRITTEN REPRESENTATION BY OR ON BEHALF OF EITHER PARTY SHALL BE INTERPRETED TO CONTAIN ANY SUCH WARRANTY. NEITHER PARTY IS AUTHORISED TO GIVE ANY WARRANTIES OR MAKE ANY REPRESENTATION ON BEHALF OF THE OTHER PARTY.

10.                               INDEMNIFICATION

10.1.                     By HELSINN.                HELSINN shall defend, indemnify and hold harmless ZEALAND, its Affiliates, its sub licensees, and their respective directors, officers and employees (each a “ZEALAND Indemnitee”) from and against any and all liabilities, damages, losses, costs and/or expenses, direct or indirect (including attorneys’ and professional fees and other expenses of litigation, arbitration or investigation) (“Liabilities”) resulting from any claim, suit or proceeding made or brought by any Third Party for personal injury or property damage against a ZEALAND Indemnitee to the extent arising from or occurring as a result of: (i) any use, manufacture, development, distribution, storage, handling, promotion, marketing and/or sale of the Compound and/or Product and/or Combination Product by or for HELSINN or its Affiliates or sub-licensees after the Effective Date, (ii) the use of any Product and/or Combination Product after the Effective Date by any person or entity, and/or (iii) any breach by HELSINN of any of its obligations hereunder; except in each case to the extent that (1) any such Liability was due to the gross negligence or willful misconduct or default of a ZEALAND Indemnitee or (2) ZEALAND has an obligation under Article 10.2 to indemnify HELSINN for such Liabilities.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

10.2.                     By ZEALAND.           7FALAND shall defend, indemnify and hold harmless HELSINN, its Affiliates, its sub-licensees, and their respective directors, officers and employees (each a “HELSINN Indemnitee”) from and against any and all Liabilities resulting from any claim, suit or proceeding made or brought by any Third Party for personal injury or property damage against a HELSINN Indemnitee to the extent arising from or occurring as a result of: (i) any breach by ZEALAND of any of the representations and warranties set forth in Article 9.2, (ii) any breach by ZEALAND of any of its obligations hereunder; except in each case to the extent that (1) any such Liability was due to the gross negligence or willful misconduct or default of a HELSINN Indemnitee or (2) HELSINN has an obligation under Article 10.1 to indemnify ZEALAND for such Liabilities.

10.3.                     Procedure.                                  A Party seeking indemnification hereunder (an “Indemnitee”) shall give prompt written notice to the Party from whom such indemnification is sought (the “Indemnitor”) of such alleged Liability or the commencement of any action, suit or proceeding, in respect of which indemnity is or may be sought hereunder and will give the Indemnitor such information with respect thereto as the Indemnitor may reasonably request, being understood that no failure to give such information shall relieve the Indemnitor of any Liability hereunder (except to the extent the Indemnitor has suffered actual prejudice thereby). Except as otherwise provided in Article 8.5 or 8.6, if applicable, the Indemnitor shall have the sole right to control the defense and management of any such action, suit or proceeding, including settlements. The Indemnitee shall fully cooperate with the Indemnitor and shall have the right to participate in the defense thereof, and to employ counsel, at its own expense, separate from counsel employed by the Indemnitor in any such action. The Indemnitee shall not make any payment, incur any expense or make any admissions with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give. The Indemnitor shall not be required to provide indemnification with respect to a Liability the defense of which is actually prejudiced by the failure to give notice by the Indemnitee or the failure of the Indemnitee to cooperate with the Indemnitor or where the Indemnitee makes any admissions or settles or compromises a Liability without the written consent of the Indemnitor. Each Party shall cooperate with the other Party in resolving any claim or Liability with respect to which one Party is obligated to indemnify the other under this Agreement, including without limitation, by making Commercially Reasonable Efforts to mitigate or resolve any such claim or Liability.

10.4.                     Limitation.                                Except as set out in Articles 10.1 and 10.2 neither Party shall be liable to the other for loss of profit or use or for any incidental, consequential, indirect, special or punitive damages in any claim asserted by the other Party relating to this Agreement.

11.                               CONFIDENTIALITY

11.1.                     Obligation of Confidentiality.                        Each of the Parties shall keep in confidence and shall not use or disclose, other than as provided hereunder, this Agreement and any and all information, data, documents or materials received from the other Party or in any way related to the subject matter of this Agreement (the “Confidential Information”). Said confidentiality and non-use obligation shall remain in force indefinitely and will survive expiration or termination of this Agreement.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

11.2.                     Exceptions.                               The obligation of confidentiality and non-use set forth in this Article 11 shall not apply to any information, data, document or material that:

11.2.1.           at the time of disclosure, was known by the recipient Party or an Affiliate or sub-licensee, or which after disclosure was independently developed by the recipient Party, an Affiliate or a sub-licensee without use of such information, data, document or material, and which can be so demonstrated by the written records of the recipient Party, Affiliate or sub-licensee, as the case may be; and/or

11.2.2.           is public knowledge at the date of disclosure to the recipient Party; and/or

11.2.3.           becomes public knowledge at a later date without any fault of the recipient Party, Affiliate or a sub-licensee; and/or

11.2.4.           is disclosed to the recipient Party, an Affiliate or sub-licensee by at Third Party under no obligation of confidentiality or non-use to the disclosing Party; and/or

11.2.5.           is required to be disclosed for the purpose of regulatory submissions relevant to the Compound or the Product or Combination Product by HELSINN, its Affiliates and/or sub-licensees,

11.2.6.           is required to be disclosed for the purpose of filing or prosecuting any Patent applications relating to the Compound or the Product or Combination Product by HELSINN and/or by 7FALAND; and/or

11.2.7.           is required to comply with any law, rule or regulation or any subpoena, order or directive of any court or governmental agency or body.

11.3.                     Authorized Disclosure.                Notwithstanding the above provisions, HELSINN has the right to disclose Confidential Information hereunder in connection with the performance of this Agreement and/or in furtherance of the rights granted to it hereunder, to Affiliates, partners, sub-licensees, collaborators, employees, consultants, or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use no less onerous than those set forth in this Article 11 with the exception that it must have a duration of no less than five (5) years from the date of disclosure.

11.4.                     Publications. Notwithstanding any other provision of this Agreement, HELSINN shall at all time be free to make publications or presentations with regard to the Compound and/or the Product, as it shall deem appropriate for the effective management of the development and commercialization of the Product throughout the Territory. HELSINN shall provide ZEALAND every six (6) months throughout the Term with a copy of said publications or presentations for ZEALAND information, provided, however, that in no event shall HELSINN publish Confidential Information of ZEALAND relating to (i) marketing, financing or business developments, opportunities, plans, methods, processes or procedures, (ii) quality controls, (iii) security controls, (iv) unpublished cost price or pricing information, (v) financial or personnel

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

matters, or (vi) customer, client or supplier lists or information, in each case without the prior written approval of ZEALAND.

12.                               TERM AND TERMINATION

12.1.                     Effective Date and Duration.                              This Agreement comes into force on the Effective Date and unless terminated earlier, shall expire on the date on which ZEALAND is no longer entitled to receive a royalty from HELSINN on the sales of any Product or Combination Product pursuant to Article 7.4 of this Agreement (the “Term”). After expiration, the licenses granted under this Agreement will be converted to a fully paid and royalty free worldwide exclusive license not requiring any further payments by HELSINN.

12.2.                     Termination For Material Breach.                                            If either Party commits a material breach of any of its respective covenants or obligations in this Agreement, and such default is not remedied within sixty (60) days after receiving written notice from the other Party with respect to such default, such other Party shall have the right to terminate this Agreement with immediate effect by giving thirty (30) days advance written notice to the Party in default. The right of either Party to terminate this Agreement as provided hereinabove shall not be affected in any way by its waiver of or failure to take actions with respect to any previous breach.

12.2.1.           (i) in the event of a material breach by ZEALAND, then as an alternative to its right to terminate this Agreement as described above and at Article 13.2 below, HELSINN may in its discretion elect to continue this Agreement and to reduce the royalty rates payable to ZEALAND for the remaining term of this Agreement to a percentage or percentages, as the case may be, to be negotiated and determined in good faith between the Parties, provided however that, if the Parties are unable to agree on such a determination within sixty (60) days of written submission of the matter by one Party to the other, then said percentage or percentages, as the case may be, shall be determined by a Third Party independent expert to be appointed in accordance with the provisions of Exhibit 8, provided further that in no case shall said reduced royalty rates, as agreed by the Parties or determined by the Third Party independent expert, be higher than [***] which would otherwise be applicable. (ii) In the case however that ZEALAND’s material breach compromises the ability of HELS INN to continue the exploitation of the Compound and/or Product, and HELSINN has no alternative but to terminate this Agreement, then in such case Helsinn shall receive from ZEALAND appropriate payments (as determined by arbitration pursuant to Article 14 below) to fully compensate HELSINN for any losses or damages suffered as a result of such material breach and termination of the Agreement.

12.2.2.           Notwithstanding anything in this Agreement to the contrary (including, in particular but without limitation, Article 15.9), in the event that HELSINN elects, despite a material breach by ZEALAND, to continue this Agreement pursuant to Article 12.2.1(i), HELSINN shall not be entitled to claim any remedy in relation to the material breach in question other than a reduction in the royalty rates payable to ZEALAND as agreed between the Parties or determined by a Third Party independent expert in

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

accordance with Article 12.2.I(i) and such reduction in royalties shall be in full and final settlement of any claim that HELSINN might have in relation to such material breach.

12.3.                     Discontinuation by HELSINN.                      Notwithstanding any other provision of this Agreement, HELSINN shall at any time have the right to discontinue the development and/or commercialization of the Compound and/or Product or Combination Product and thereby relinquish all the rights and the licenses granted to it under this Agreement and terminate this Agreement by thirty (30) days advance written notice to ZEALAND, in the event that in HELSINN’s reasonable judgment after diligent consideration and consultation with ZEALAND, it is not reasonably viable for HELSINN to carry out further development and/or commercialization of said Compound and/or Product.

HELSINN shall also have the right to Terminate this Agreement by thirty (30) days advance written notice to ZEALAND in the event that ZEALAND Patents having one or more compound (composition of matter) claims that cover (i) ZP1846 or (ii) [***] in the event that HELSINN decides to develop and commercialize said [***] as a Designated Back-Up Compound in lieu of ZP1846, are not granted by the US Patent and Trademark Office by May 4th, 2016, or are revoked or the coverage granted does not include the Compound and/or such metabolites.

12.4.                     Insolvency.                                In the event that either of the Parties becomes insolvent or makes an assignment for the benefit of creditors or is the subject of receivership, bankruptcy or other insolvency or debtor relief proceedings, or any similar proceedings, that Party (the “Defaulting Party”) shall promptly notify the other Party in writing giving particulars of the circumstances. The other Party may then elect to terminate the Agreement with effect from the date of receipt of the notification from the Defaulting Party.

12.4.1.           To the extent permitted by applicable law, notwithstanding the insolvency or bankruptcy of ZEALAND, or the impairment of performance by ZEALAND of its obligations under this Agreement as a result of said insolvency or bankruptcy, HELS INN shall (provided that all payments due to ZEALAND from HELSINN hereunder have been made) be entitled to retain the licenses granted herein, subject to the provisions of this Agreement as regards expiration and ZEALAND’s rights to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement.

13.                               EFFECTS OF TERMINATION

13.1.                     Termination attributable to HELSINN. If this Agreement is terminated by ZEALAND pursuant to Article 12.2 or 12.4 here above, or by HELSINN pursuant to Article 12.3 here above, then:

13.1.1.           all licenses granted by ZEALAND to HELSINN hereunder shall terminate from the date immediately following the effective date of termination and HELSINN shall no longer use any ZEALAND Know-How, ZEALAND Patents or ZEALAND Intellectual Property,

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

13.1.2.           HELSINN shall grant to ZEALAND, following ZEALAND written request, a [***], worldwide semi-exclusive license with the right to sub-license under any HELSINN Know-How and HELSINN Patents Controlled by HELSINN that is exclusively related to the Compound and Product, at ZEALAND’s option and upon reimbursement by ZEALAND of the documented external costs and expenses incurred by HELSINN to develop, file and maintain said HELSINN Know-How and HELSINN Patents,

13.1.3.           HELSINN shall cooperate with ZEALAND, upon ZEALAND written request, to assign and transfer to ZEALAND (or a ZEALAND nominee) as soon as reasonably possible all regulatory filings, including Authority Approvals, in the name of HELSINN related to the Compound or any Product, upon reimbursement by ZEALAND of all administrative costs and fees paid by HELSINN and other disbursements incurred by HELS INN in connection with such regulatory filings.

13.2.                     Termination Attributable to ZEALAND. In the event that this Agreement is terminated by HELSINN pursuant to Article 12.2, then the consequences set forth at Article 12.2.1(ii) shall apply. In the event that this Agreement is terminated by HELSINN pursuant to Article 12.4, then the consequences set forth at Article 12.4.1 shall apply.

13.3.                     Rights of HELSINN’s Sub-licensees Upon Termination. HELSINN’s sub-licensees’ rights on the Compound and the Product or Combination Product shall survive termination of this Agreement for any reason. HELSINN’s rights as sub-licensor shall be assigned by HELSINN to ZEALAND free of charge and shall become direct licenses from ZEALAND to the sub-licensees, provided however that (a) the relations between each said sub-licensee and ZEALAND shall be regulated either by the agreement in force between HELSINN and the sub-licensee or by any other mutually agreed contract which ZEALAND and the sub-licensee may deem appropriate, and (b) HELSINN undertakes, upon ZEALAND’s request, to manufacture and supply the Compound and/or the Product in accordance with ZEALAND’s and/or the sub-licensees’s reasonable requirements for a period and at a price to be reasonably agreed upon in good faith between the Parties. This clause shall not apply to any sub-licensee whose actions or omissions caused this Agreement to be terminated pursuant to Article 12.2.

13.4.                     Additional Remedies.                        Termination or expiration of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination or expiration, has already accrued to the other Party or which is attributable to a period prior to such termination or expiration, or preclude either Party from pursuing any and all rights and remedies it may have hereunder or at law or in equity with respect to any breach of, or default under, this Agreement.

14.                               GOVERNING LAW AND SETTLEMENT OF DISPUTES

14.1.                     Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of England and Wales, without regard to the conflict of law rules thereof.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

14.2.                     Dispute Resolution Procedure.                      Both Parties will endeavor to settle all matters in dispute amicably. With the exception of a dispute arising under Article 7.4.3, Article 7.5.3 or Article 12.2.1(i), any dispute arising out of or in connection with this Agreement including any question regarding its existence, validity or termination, shall be settled as far as possible by negotiations between the Parties. If the Parties are unable to resolve a dispute in an amicable way within fourteen (14) days of written submission of the dispute by one Party to the other Party, any Party may, by written notice to the other, have such dispute referred to their respective officers designated below or their successors, for resolution. Said designated officers are as follows:

For ZEALAND:           CEO or an executive officer designated by the CEO

For HELSINN:               CEO or an executive officer designated by the CEO

14.3.                     Arbitration. If the designated officers of each Party are unable to resolve a dispute referred to them within thirty (30) days of the receipt of the written notice referred to in Article 14.2 above, the matter shall be referred to and finally resolved by arbitration under the LCIA Rules, which Rules are deemed to be incorporated by reference into this clause.

14.3.1.           The number of arbitrators shall be three.

14.3.2.           The seat, or legal place, of arbitration shall be London, England.

14.3.3.           The language to be used in the arbitral proceedings shall be English.

14.4.                     Interim and Equitable Relief. Nothing in this Agreement prevents either Party instituting and prosecuting proceedings in any court of competent jurisdiction to seek interim or equitable relief of any type and the Parties consent to the non-exclusive jurisdiction of the courts of England and Wales to seek such relief.

15.                               ADDITIONAL TERMS

15.1.                     Entire Agreement and Amendments.                                    This Agreement contains the entire understanding between the Parties relating to the subject matter hereof and supersede any and all prior agreements, understandings and arrangements, whether written or oral, between the Parties. No amendments, changes, modifications or alterations of the terms and conditions of this Agreement shall be binding upon either Party unless in writing and signed by both parties.

15.2.                     Construction of the Agreement.                Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense. When used in this Agreement, “including” means “including, without limitation,” and the word “days” refers to “working days” meaning days when banks are open for business in both Switzerland and Denmark. References to either Party include the successors and permitted assigns of that Party. The headings, titles and captions in this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

provision contained in this Agreement. If the terms of this Agreement conflict with the terms of any Exhibit, then the terms of this Agreement shall govern. The official text of this Agreement and any Exhibits hereto is English, and any notice given or accounts or statements required by this Agreement, and any dispute proceeding related to or arising hereunder, shall be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference shall be made only to this Agreement as written in English and not to any other translation into any other language.

15.3.                     Notices.    Any notice or communication to be given in connection with the matters contemplated by this Agreement shall be in writing and shall either be sent by first class pre-paid post, delivered by courier or sent by fax, at the respective addresses and facsimile numbers set forth below or at such other address and facsimile number as either Party hereto may designate in writing. Any notice or communication shall be deemed to have been served (i) at the expiration of three days after the time of posting, if sent by first class pre-paid post or by courier, (ii) at the time of completion of transmission by the sender, if sent by telefax if to HELSINN, to:

HELSINN Healthcare SA Via Pian Scairolo 9

6912 Pazzallo Lugano Switzerland

Attention: Legal Department

Fax 004191-9932122

and if to ZEALAND, to:

Smedeland 36

2600 Glostrup

Denmark

Attention: Mogens Vang Rasmussen

Phone: +45 4328 1200

Fax: +45 4328 1212

15.4.                     Severability.                        The Parties hereby expressly state that it is the intention of neither Party to violate any rule, law and regulations. If any of the provisions of this Agreement are held to be void or unenforceable, then such void or unenforceable provisions shall be replaced by valid and enforceable provisions negotiated in good faith by the Parties, which will achieve as far as possible the economic business intentions of the Parties.

15.5.                     Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers of the other for any purpose as a result of this Agreement or the transactions contemplated thereby. At no time shall any Party make commitments or incur any charges or expenses for or in the name of the other Party.

15.6.                     Use of Names.                 Except as may be required by law or for the purposes of this Agreement, neither Party shall use any name, trade name, trademarks or other designation of

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the other Party for any advertising, communication or promotional purposes without the prior written consent of such other Party.

15.7.                     Assignment.                            Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, such consent not to be unreasonably withheld, provided however that a Party may make such an assignment without the other Party’s consent to an Affiliate or to a successor to substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction, so long as such Affiliate, permitted successor or assignee of rights and/or obligations hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations.

This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment or attempted assignment by either Party in violation of the terms of this Article 15.7 shall be null and void and of no legal effect.

15.8.                     No Waiver.                               The failure of either Party to enforce or require performance of any of the provisions of this Agreement; or to exercise any right herein provided, shall in no way be construed as a waiver of such provision or right or thereafter affect such Party’s right to enforce any provision of this Agreement, and no waiver by a Party of any of the provisions of this Agreement shall be deemed to have been made unless explicitly expressed in writing and signed by the waiving Party.

15.9.                     Cumulative Rights.                                    The rights, powers and remedies hereunder shall be in addition to, and not in limitation of, all rights, powers and remedies provided at law or in equity. All of such rights, powers and remedies shall be cumulative, and may be exercised successively or cumulatively.

15.10.              Mitigation.                                 Each of the Parties hereto shall take commercially reasonable steps to avoid or mitigate any loss, damage or liability which might give rise to a claim under this Agreement.

15.11.              Insurance.                                     Each Party agrees to procure and maintain in full force and effect during the Term customary valid and collectible insurance policies in connection with its activities, obligations and responsibilities as contemplated herein. Within 5 (five) working days of the Effective Date and thereafter upon request of the other Party, each Party shall provide the other Party with a certificate evidencing the coverage required hereby and the amount thereof. Such coverage shall be with a reputable insurance company and shall have to be maintained for not less than ten (10) years following expiration or termination of this Agreement for any reason.

15.12.              Force Majeure.         Each Party shall be excused from the performance of its obligations (other than obligations for payments already due and owing) under this Agreement to the extent that such performance is prevented by force majeure and the non-performing Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the non-performing Party takes reasonable efforts to overcome the condition. For purposes of this Agreement, force majeure

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shall include conditions beyond the control of the Parties, including without limitation, an act of God, voluntary or involuntary compliance with any regulation, law or order of any government, war, act of terrorism, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of invoices due and owing hereunder shall not be delayed by the payer because of a force majeure affecting the payer.

15.13.              Announcements.    Each Party shall be entitled to issue a press release upon execution of this Agreement, which shall have to be approved by both Parties in advance of publication. If ZEALAND desires to make any subsequent public announcement or press release concerning the terms of this Agreement or the activities hereunder, ZEALAND shall give reasonable advance notice of the proposed text of such announcement to HELSINN for its review and approval prior to announcement, such approval shall not be unreasonably delayed or withheld. HELSINN shall provide its comments, if any, within three (3) days after receipt of the proposed text and ZEALAND shall reasonably consider and address such comments. Notwithstanding anything to the contrary, such approval shall not be needed if such public announcement solely discloses information that has previously been approved for disclosure by HELSINN.

15.14.              Contracts (Rights of Third Parties) Act 1999.

15.14.1.    HELSINN’s sub-licensees as permitted by Article 2.1 and set out in Article 13.3 may enforce or enjoy the benefit of the provisions of Article 13.3 and the provisions of the Contracts (Rights of Third Parties) Act 1999.

15.14.2.    Except as provided in Article 15.14.1, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any provision of this Agreement but this does not affect any right or remedy of a Third Party which exists or is available apart from that Act. Notwithstanding any other term of this Agreement, the consent of any person who is not a party to this Agreement is not required to rescind or vary this Agreement at any time.

15.15.              Data Protection.    The Parties will comply with their obligations under any applicable laws relating to the collection, use, processing, protection or disclosure of data relating to individuals or corporations, including personal data, in the course of the Parties carrying out their obligations under this Agreement. This includes EU Directive 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data, and any legislation implementing such article, and any legislation implementing the same in the relevant state (collectively, “Data Protection Laws”). Each Party will not perform, or refrain from performing, any act that puts the other in breach under the Data Protection Laws, and nothing in this Agreement shall be deemed to prevent the Parties from taking steps it reasonably deems necessary to comply with the Data Protection Laws.

15.15.1.    Without prejudice to the provisions of Article 15.16, each Party will take all necessary steps to ensure that all personal data, which is made available to it

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for the purpose of, or in connection with the performance of its obligations under this Agreement is protected and used in accordance with applicable Requirements of Law.

15.15.2.    Each Party acknowledges that in performing its obligations under this Agreement, it may process “personal data” within the meaning of the Data Protection Laws. In such circumstances:

(i)                                     Each Party will process such personal data only on and subject to the instructions of the other Party, the processing of personal data which is reasonably required for the purpose of that first Party performing its obligations under or contemplated by this Agreement, shall constitute processing in accordance with the instructions of the other Party; and

(ii)                                  Each Party undertakes that it will implement appropriate technical and organizational security measures as are necessary to comply with the security obligations of the Data Protection Laws.

15.15.3.    “Requirements of Law” means any foreign, federal state or local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any court or government body or common law or any consent decree or settlement agreement entered into with any government body, including any Data Protection Laws.

15.16.              Survival.                                            The provisions of Articles 1, 7.5, 10, 11, 12, 13, 14 and 15 shall survive termination or expiration of this Agreement for any reason.

15.17.              Counterparts.                  This Agreement is executed in two (2) counterparts, each of which shall be an original and all of which shall constitute together the same document.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the Parties have executed this Agreement in two originals by their duly authorized officers as of the date and year first above written.

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Signed by:		ZEALAND PHARMA A/S
acting by its duly authorized signatories in the
presence of:
		By:	/s/ Mogens Vang Rasmussen
Authorised Signatory
Signature:	/s/ Christina Guldberg
	Witness	Name:	Mogens Vang Rasmussen
Chief Operating Officer &
Name: Christina Guldberg			Chief Financial Officer

Occupation: Project Manager		By:	/s/ David H. Solomon
Authorised Signatory
Address:	Smedland 36
	2600 Glostrup	Name:	David H. Solomon
	Denmark		Chief Executive Officer

Signed by:		HELSINN HEALTHCARE SA
acting by its duly authorized signatories in the
presence of:
		By:	/s/ Giorgio Calderari
Authorised Signatory
Signature:	/s/ Roberto De Ponti
	Witness	Name:	Giorgio Calderari
Chief Operating Officer
Name: Roberto De Ponti

		By:	/s/ Riccardo Braglia
Occupation:	Senior Director,		Authorised Signatory
Business Development
		Name:	Riccardo Braglia
Address:	Via Pian Scairolo 9		Chief Executive Officer
	6912 Pazzallo Lugano		Managing Director
Switzerland

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EXHIBIT 1

BACK-UP COMPOUNDS

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Back-up Compounds ([***])

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

EXHIBIT 2

EXISTING AGREEMENTS

A: Completed Studies/activities

CRO	Report Title	ZP study number
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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

CRO	Report Title	ZP study number
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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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B: Ongoing studies/activities

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

B2: Ongoing studies/activities

Contract Title	Date	CMO/CRO	Report Title: ongoing activity	Study No.
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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

EXHIBIT 3

TENTATIVE DEVELOPMENT PLAN

ACTIVITY	COMPLETION DATE (no later than)
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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

EXHIBIT 4

ZEALAND KNOW-HOW

Study Reports (finalised as per Nov 18 2008)

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

[***]	[***]

Outstanding Reports [***]

[***]	[***]
[***]	[***]

Regulatory Agency Documentation:

IND Serials

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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Non-held Pre-IND Briefing meeting

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Orphan drug designation

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Publications:

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Publications:

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Standard Operating Procedures

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Intellectual Property

[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

EXHIBIT 5

ZEALAND PATENTS

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

EXHIBIT 6

INVENTORY OF MATERIALS TO BE TRANSFERRED TO HELSINN

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1.  [***]

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2.[***]

2(a) [***]

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2(b) [***]

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested separately with respect to the omitted portions.

2(c) [***]

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3.  [***]

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4. [***]

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5. [***]

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6. [***]

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested separately with respect to the omitted portions.

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested separately with respect to the omitted portions.

EXHIBIT 7

1. Compound

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2. Product

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[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

EXHIBIT 8

EXPERT PROCEDURE

1.                                      In the event of any dispute which is to be submitted for consideration by an expert pursuant to Article 7.4.3, Article 7.5.3 or Article 12.2.1(i), the following procedure shall be adopted. Such dispute shall be referred to an independent person (the “Expert”) who shall act as an expert and not as an arbitrator and whose opinion in relation to the matter in dispute shall be binding upon the Parties.

2.                                      Such dispute shall be treated as confidential by the Parties, the Expert and the Parties’ legal representatives. Unless required by Law, no disclosures shall be made to any Third Party of the existence of the dispute or any information, materials or documents (or part thereof) provided by or to the Expert (whether orally or in writing) or of the Expert’s opinion (or part thereof).

3.                                      The procedure for the appointment of the Expert in accordance with this Exhibit shall be as follows:

3.1.                            The Party wishing the appointment to be made shall give notice to that effect to the other Party and with such notice shall give details of the matters in dispute which it wishes to refer to an Expert.

3.2.                            If within 14 days from the service of the notice by the Party wishing to refer a matter to an Expert the Parties have failed to agree upon the identity of the person to be appointed as the Expert then that Party may apply to the Association of the British Pharmaceutical Industry (the “Appointing Authority”) to appoint a person to act as an Expert to determine the matters in dispute requesting that the appointment be made within seven (7) days of receipt of the request by the Appointing Authority.

3.3.                            The person identified to act as an Expert shall confirm within 7 days whether or not he is willing and able to accept the appointment and whether he is prepared to agree to accept the confidentiality requirements set out at paragraph 2 above.

3.4.                            In the event that the Expert so appointed does not confirm his availability to act and accept the confidentiality requirements within 7 days then either Party may request the Appointing Authority to suggest an alternative appointment until a person so identified confirms he is willing to accept the appointment and to accept the confidentiality requirements.

3.5.                            No person shall be appointed to act as an Expert under this agreement unless he is qualified by education, experience and training to offer an expert, binding opinion on the matter in dispute.

3.6.                            Any person appointed to act as an Expert pursuant to this agreement shall at the time of confirming that he is willing and able to accept such appointment disclose to both parties any contact or relationship with either Party and otherwise disclose to the Parties any duty or

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

interest which does or may create a conflict or otherwise impinge upon the matters in dispute upon which lie is to be appointed to offer a binding opinion. If any such disclosure is made, either Party may object to the appointment within 7 days in which case the procedure for appointing the Expert referred to in paragraphs 3.2 to 3.5 above shall be repeated. For the avoidance of doubt, no person shall be appointed an Expert under this agreement who at the time of appointment is a director, office holder, or employee of or directly or indirectly retained as a consultant or in any other professional capacity by either Party or its Affiliates.

3.7.                            Upon the person appointed as Expert confirming his willingness and ability to accept the appointment and upon neither Party having raising any objection to the appointment in the light of any disclosure made by the Expert in accordance with paragraph 3.6 above, the Parties shall jointly send a letter to the Expert containing the terms of his appointment including, inter alia, the following:

(a)                                 that the Expert shall not later than 7 days after the confirmation of his appointment:

(i)                                     request from the Parties all written submissions upon which they intend to rely (the “Request”), to be delivered to the Expert within 14 days of the date of the Request; and

(ii)                                  call the Parties to attend a meeting to be held on a mutually convenient date which will last no longer than one day; and which will take place within 30 days of the date of the Request;

(b)                                 that the Expert shall issue his binding opinion as soon as reasonably practicable after such meeting. In any event, the Expert shall endeavour to issue his binding opinion within 7 days of such meeting;

(c)                                  that the Expert shall give full written reasons for his determination.

4.                                      For the avoidance of doubt, any person appointed to offer a binding opinion in accordance with this clause shall act as an Expert and not as an arbitrator and the provisions of the Arbitration Act 1996 (as amended from time to time) and the law relating to arbitrations shall not apply to such Expert or his binding opinion or the procedure by which he reaches his binding opinion.

5.                                      In respect of a dispute referred to an Expert pursuant to Article 7.4.3 or pursuant to Article 12.2.1(i), each Party shall bear their own costs in connection with the reference of a dispute to an Expert and the costs of the Expert will be paid jointly by the Parties. The Expert shall be entitled, at the procedure meeting referred to in paragraph 3.7(a) above, to require the Parties to provide a deposit in respect of his costs of the reference.

6.                                      In respect of a dispute referred to an Expert pursuant to Article 7.5.3, the Party found in error shall bear the reasonable costs of both Parties in connection with the reference of a dispute to an Expert and shall also bear the costs of the Expert. The Expert shall be entitled, at the

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

procedure meeting referred to in paragraph 3.7(a) above, to require the Parties to provide a deposit in respect of his costs of the reference (with such amount paid by the Party not found to be in error to be reimbursed by the Party found to be in error).

7.                                      The opinion of the Expert shall be binding upon the Parties.

8.                                      Save for submissions made orally to the Expert at a meeting at which the parties are present, any other communication between a Party and the Expert shall be made in writing and a copy thereof shall be provided simultaneously to the other Party. For the avoidance of doubt, no meeting between the Expert and a Party shall take place unless both parties have had notice of such meeting and have been offered a reasonably opportunity to attend such meeting.

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

Addendum

to the

License Agreement, Effective Date November 26, 2008
(Hereafter referred to as the “License Agreement”)

between

Zealand Pharma A/S

and

Helsinn Healthcare SA

Made on July 1, 2010

Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the License Agreement.

WHEREAS:

a)             According to Article 4.1 of the License Agreement ZEALAND has provided HELSINN with certain ZEALAND Know-How, existing at the Effective Date of the License Agreement, including [***] to be used for the analysis of [***] in clinical trials for the Products (“Former Methodology”);

b)             Due to the fact that the Former Methodology does not fit for the above purpose, ZEALAND has agreed to develop and provide to HELSINN a new analytical methodology, to be used by HELSINN for the same purpose.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the Parties hereto mutually agree as follows.

*** Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

1

1.              ZEALAND undertakes to develop [***] methodology for the analysis of the Products [***] for the analysis of clinical trial samples (“New Methodology”) and to devote the required personnel time, attention and abilities as necessary for the performance of the activities hereunder.

2.              In order for ZEALAND to define method specifications, Helsinn shall promptly provide all relevant study information including [***] tested by HELSINN in the Phase lb clinical study currently ongoing.

3.              The New Methodology shall have [***] as described in Exhibit 2 attached hereto as an integral part of this addendum letter and shall be sufficient for the PK analysis in the Phase lb clinical study currently ongoing.

4.              The New Methodology shall fully comply with the applicable GLP analytical guidelines as described in paragraph 3 above and more extensively described in Exhibit 2 attached hereto.

5.              ZEALAND shall (i) develop the New Methodology under the direction of HELSINN, who shall be kept adequately informed by ZEALAND of the progress of the activities hereunder, (ii) exercise its best efforts to complete the New Methodology on behalf of HELSINN and assist HELSINN in the transfer and validation of the New Methodology to any of its nominees, as shall be indicated in due time by HELSINN in writing, as soon as possible and in any case within the timelines set forth in the Gantt Chart document attached hereto in Exhibit 1, as an integral part of this addendum letter and (iii) give its assistance and advice to HELSINN and/or HELSINN’s nominee for the purpose of the New Methodology validation.

6.              ZEALAND is not responsible for delays resulting from tasks performed by HELSINN and/or HELSINN’s nominee, including but not limited to the tasks described in Exhibit 1, which are not under ZEALAND exclusive control.

7.              In consideration of all the work to be carried out and all activities to be performed under this addendum letter, HELSINN shall pay to ZEALAND the overall amount of [***], plus VAT if applicable, in two installments as follows:

7.1                               [***] as upfront fee upon the last execution date of this addendum letter; and

7.2                               [***] upon successful completion of the New Methodology validation phase according to the specifications set forth in paragraph 3 above and in Exhibit 2 attached hereto.

Payments shall be made by HELSINN within 30 (thirty) days from the date of receipt of the relevant invoice to be issued by ZEALAND.

8.              In the event that the New Methodology should not meet the specifications described in paragraph 3 above and in Exhibit 2 hereto, and therefore HELSINN should not be able to use the New Methodology for the above purpose, then the milestone set forth in paragraph 7.2 above will only be due when ZEALAND (i) has undertaken a 2nd round of

*** Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

2

method development, free of charge, with the aim to provide HELSINN with an analytical method meeting the requirements outlined in paragraph 3 above and in Exhibit 2, and (ii) has successfully completed the validation of such further new analytical method according to the specifications described in paragraph 3 above and in Exhibit 2 hereto, at a third party designated by Helsinn.

9.              It is understood and agreed between the parties that the New Methodology, to be developed and validated hereunder, shall be delivered by ZEALAND to HELSINN, or its nominee as shall be indicated in due time by HELSINN in writing, accompanied by any and all appropriate supporting documents and data and shall remain HELSINN’s property. ZEALAND shall have the irrevocable right to use any Know-How arising from development of the New Methodology for internal research purposes.

IN WITNESS WHEREOF, the parties hereto have executed this addendum letter effective as of the date first written above in duplicate.

For and on behalf of		For and on behalf of
ZEALAND PHARM/A A/S		HELSINN HEALTHCARE SA

By:	/s/ David H. Solomon	By:	/s/ Giorgio Calderari
David H. Solomon		Giorgio Calderari
President Chief Executive Office		Group General Manager
Date:		Date:

*** Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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EXHIBIT 1

GANTT CHART

See enclosed document.

[***]

*** Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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EXHIBIT 2
Specifications

[***]

[***]

[***]:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

[***]

[***]

*** Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

5

AMENDMENT No. 1 TO THE LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement (“Agreement”) between Zealand Pharma A/S, a corporation organized and existing under the law of Denmark and having its registered office at Smedeland 36, DK-2600 Glostrup, Denmark (“Zealand”) and Helsinn Healthcare SA, a corporation organized and existing under the laws of Switzerland and having its registered office at Via Pian Scairolo 9, 6912 Lugano, Switzerland (“Helsinn”), is effective as of 24th November, 2015.

WHEREAS, this Amendment No. 1 relates to the Agreement entered into between Zealand and Helsinn effective November 26th, 2008, together with its relevant addendum made on July 1st, 2010;

WHEREAS, Zealand and Helsinn wish to amend the Agreement to extend the Designation Period set forth in Article 2.5 until the end of November 2017;

WHEREAS, all capitalized terms used herein shall have the same meaning as set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the Parties agree as follows:

1.                                      The Designation Period indicated at Article 2.5 of the Agreement (i.e. “[***]”) is hereby extended until [***].

As a consequence of the above, all references to the Designation Period contained in the Agreement are intended to be made to that new period expiring on [***].

2.                                      In addition Zealand and Helsinn agree that Zealand in the Designation Period shall prosecute and maintain ZEALAND Patents as outlined in Annex I attached hereto.

3.                                      Moreover, Zealand and Helsinn agree that Helsinn may maintain and prosecute ZEALAND Patents as outlined in Annex II attached hereto.

4.                                      Zealand and Helsinn agree that Zealand shall keep [***] in the Designation Period.

5.                                      Exhibit 5 of the Agreement is hereby entirely deleted and replaced by the new Exhibit 5 as outlined in Anneces I and II attached hereto.

6.                                      Except as specifically amended herein, the Agreement remains in full force and effect and is hereby ratified and confirmed by the Parties.

For and on behalf of, ZEALAND PHARMA A/S	For and on behalf of, HELSINN HEALTHCARE SA

/s/ Britt Meelby Jensen	/s/ Giorgio Calderari
Britt Meelby Jensen CEO	Giorgio Calderari Group General Manager

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

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ANNEX 1 — [***]

[***]	[***]	[***]	[***]
[***]	[***]		• [***] • [***] • [***] • [***] • [***]
	[***]	[***]
	[***]	[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]	[***]
[***]	[***]		• [***] • [***] • [***] • [***] • [***] • [***] • [***]
[***]	[***]	[***]

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2

[***]	[***]	[***]	[***]
[***]	[***]		• [***] • [***] • [***] • [***] • [***]
[***]	[***]		• [***] • [***] • [***] • [***]
	[***]		• [***] • [***] • [***] • [***] • [***]
[***]	[***]		[***]
[***]	[***]		• [***] • [***] • [***] • [***] • [***]
	[***]		• [***] • [***] • [***] • [***] • [***]

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3

[***]	[***]	[***]	[***]
	[***]		• [***] • [***] • [***] • [***] • [***]
[***]	[***]		• [***] • [***]
	[***]	[***]
	[***]	[***]
[***]	[***]		• [***] • [***] • [***] • [***]
	[***]	[***] • [***] • [***] • [***] • [***] • [***]
	[***]	[***]
[***]	[***]		• [***] • [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

4

[***]	[***]	[***]	[***]
	[***]		• [***] • [***] • [***]
	[***]		• [***] • [***] • [***]
[***]	[***]		• [***] • [***] • [***] • [***] • [***]
[***]	[***]	[***]
[***]	[***]		• [***] • [***] • [***]
	[***]		• [***] • [***] • [***]
	[***]		• [***] • [***] • [***]
[***]	[***]		• [***] • [***] • [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

5

[***]	[***]	[***]	[***]
[***]	[***]		• [***] • [***] • [***]
	[***]	[***] [***]
	[***]	[***] [***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

6

[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***] [***]
	[***]	[***]
[***]	[***]		[***] [***] [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***] [***] [***]
[***]	[***]	[***] [***] [***] • [***] • [***] [***]
[***]	[***]		[***] [***] [***] [***]
[***]	[***]	[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

7

[***]	[***]	[***]	[***]
[***]	[***]		[***] [***] [***]
[***]	[***]		[***] [***] [***]
[***]	[***]	[***]	[***] [***] [***]
[***]	[***]	[***]
[***]	[***]		[***] [***] [***]
	[***]		[***] [***] [***]
[***]	[***]		[***] [***] [***]
[***]	[***]	[***]

[***] Certain information in this document has been omitted and submitted separately to the Securities and Exchange Commission.  Confidential treatment has been requested separately with respect to the omitted portions.

8